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                                                                    EXHIBIT 10.8





                        INTERNATIONAL AIRCRAFT INVESTORS

                   1997 ELIGIBLE DIRECTORS STOCK OPTION PLAN













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                               TABLE OF CONTENTS


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                                                                                                            PAGE NO.
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ARTICLE 1.  THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

         1.1     Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

         1.2     Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

         1.3     Shares Available for Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

ARTICLE 2.  THE OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

         2.1     Automatic Option Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

         2.2     Payment of Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

         2.3     Option Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

         2.4     Effect of Termination of Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

         2.5     Limitations on Exercise and Vesting of Options . . . . . . . . . . . . . . . . . . . . . .     3

ARTICLE 3.  OTHER PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

         3.1     Rights of Participants and Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . .     4

         3.2     Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

         3.3     Acceleration Upon a Change in Control Event  . . . . . . . . . . . . . . . . . . . . . . .     5

         3.4     Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

         3.5     Plan Amendment, Stockholder Approval and Suspension; Changes in Outstanding Options  . . .     6

         3.6     Privileges of Stock Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

         3.7     Effective Date of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

         3.8     Term of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7

         3.9     Legal Issues . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7

ARTICLE 4. RESTRICTIONS ON TRANSFER AND VOTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7

         4.1     Restrictions on Transfer.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7

ARTICLE 5.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8

         5.1     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8

         5.2     Notices . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . .    12
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                        INTERNATIONAL AIRCRAFT INVESTORS
                   1997 ELIGIBLE DIRECTORS STOCK OPTION PLAN



ARTICLE 1.  THE PLAN

                 1.1      Purpose.

                 The purpose of this Plan is to promote the success of the Corporation by providing an additional means through the grant of Options to attract, motivate and retain experienced and knowledgeable Eligible Directors. Capitalized terms are defined in Article 5.

                 1.2      Administration.

                 (a) Authority and Powers; Interpretation. This Plan shall be, to the maximum extent possible, self-effectuating. This Plan shall be interpreted and, to the extent any determinations are required hereunder, shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members. Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Participants under this Plan.

                 (b) Binding Determinations. Any action taken by, or inaction of, the Corporation, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity and shall be conclusive and binding upon all persons. No member of the Board, the Committee nor any officer of the Corporation shall be liable for any such action or inaction, except in circumstances involving such person's bad faith.

                 (c) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board or the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

                 (d) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers of the Corporation.


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                 1.3      Shares Available for Options.

                 Subject to the provisions of Section 3.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and (if permitted under applicable state law) any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration, but not for less than the minimum lawful consideration under applicable state law.

                 (a) Number of Shares. The maximum number of shares of Common Stock that may be issued or delivered pursuant to Options granted to Eligible Directors under this Plan shall not exceed 50,000 shares, subject to adjustments contemplated by Section 3.2.

                 (b) Calculation of Available Shares and Replenishment. Shares subject to outstanding Options shall be reserved for issuance. If any Option to acquire shares of Common Stock under an Option shall expire or be cancelled or terminated without having been exercised in full, the undelivered shares subject thereto shall again be available for the purposes of this Plan; provided, however, that if the Corporation withholds Common Stock pursuant to
Section 3.10, the aggregate number of shares issuable with respect to the applicable Option and under this Plan shall be reduced by the number of shares so withheld and such shares shall not be available for additional Options under this Plan.


ARTICLE 2.  THE OPTIONS

                 2.1 Automatic Option Grants. Subject to adjustments contemplated by Section 3.2,

                 (a) Option Date and Amount. At the close of business on the date of the annual shareholders meeting in each calendar year during the term of this Plan, commencing in 1998, there shall be granted automatically (without any action by the Board) an Option (the Option Date of which shall be the date of such annual shareholders meeting) to purchase 5,000 shares of Common Stock, to each person who is a continuing Eligible Director.

                 (b)      Maximum Number of Shares.  Any annual grant under
Section 2.1(a) that would otherwise exceed the maximum number of shares under
Section 1.3(a) shall be prorated within such limitation among the number of Eligible Directors entitled thereto.

                 (c) Option Price. The exercise price per share of the Common Stock covered by each Option granted pursuant to Section 2.1 shall be the Fair Market Value of the Common Stock on the Option Date.





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                 (d)      Option Period and Exercisability.  Each Option shall
become exercisable in cumulative installments at the rate of one- third of the shares underlying such Option on the first anniversary of the Option Date and an additional one-third of such shares on each of the next two anniversaries thereof.

                 (e) Non-Qualified Options. Each Option granted under this Plan is intended to be a non-qualified stock option (i.e., not an "incentive stock option") under the Code and shall be so designated.

                 (f) Option Agreements. Each Option granted under this Plan shall be evidenced by an Option Agreement substantially in the form attached hereto as Exhibit A and shall be executed by the Participant and the Corporation.

                 2.2      Payment of Exercise Price.

                 The exercise price of any Option granted under this Plan shall be paid in full at the time of each exercise in cash or by check or (if the Corporation is a Public Company) in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

                 2.3      Option Period.

                 Each Option granted under this Plan and all rights or obligations thereunder shall expire five (5) years after the Option Date and shall be subject to earlier termination as provided herein.

                 2.4      Effect of Termination of Service.

                 If a Participant's services as a member of the Board terminate for any reason, then any portion of an Option granted pursuant to this Plan which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for six (6) months after the date of such termination or until the expiration of the stated term, whichever first occurs, and shall thereafter terminate.

                 2.5      Limitations on Exercise and Vesting of Options.

                 (a) Provisions for Exercise. To the extent an Option becomes exercisable, it shall remain exercisable until the expiration or earlier termination of the Option.

                 (b) Procedure. An exercisable Option may be exercised only by delivery to the Secretary of the Corporation of written notice of such exercise from the Participant, together with the










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required payment of the exercise price and any documents required by the provisions of Sections 3.4 and 4.3.

                 (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. No fewer than 100 shares (subject to adjustments under Section 3.2) may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.


ARTICLE 3.  OTHER PROVISIONS.

                 3.1      Rights of Participants and Beneficiaries.

                 (a) No Service Commitment. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) shall confer upon any Participant any right to continue to serve as a director of the Corporation nor shall interfere in any way with the right of the Corporation to change director compensation or other benefits or to terminate the director's service as a director, with or without cause, subject to applicable law (including any applicable charter provisions). Nothing contained in this Plan or any document related hereto, however, shall influence the construction or interpretation of the Corporation's Certificate of Incorporation or Bylaws regarding service on the Board or adversely affect any independent contractual right of any Eligible Director without his or her consent thereto.

                 (b) Plan Not Funded. Options payable under this Plan shall be payable in shares and (except as provided in Section 1.3 (b)) no special or separate reserve, fund or deposit shall be made to assure payment of such Options.

                 3.2      Adjustments.

                 If there shall occur any extraordinary distribution in respect of the Common Stock (whether in the form of Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, or exchange of Common Stock or other securities of the Corporation, or a sale of substantially all of the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as may be appropriate and equitable,
(1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options and the vesting provisions of the Options, (c) the grant,










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purchase, or exercise price of any or all outstanding Options, (d) the securities, cash or other property deliverable upon exercise of any outstanding Options, or (2) in the case of an extraordinary distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a substitution or exchange of any or all outstanding Options or for a change in the securities, cash or property deliverable upon exercise of outstanding Options, based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, that (i) such adjustment and the Committee's actions in respect thereof are based on objective criteria,
(ii) such adjustment is consistent with adjustments to comparable options (if any) held by persons other than directors of the Corporation under any similar plan of the Corporation, and (iii) such adjustment of consideration payable on exercise in the case of an event described in clause (2) that involves a Change in Control Event is consistent with the terms of a reorganization agreement (if any) approved by the shareholders of the Corporation.

                 3.3      Acceleration Upon a Change in Control Event.

                 Each Option granted under this Plan shall become immediately exercisable in full immediately prior to adjustments contemplated by Section
3.2 upon the occurrence of a Change in Control Event; provided, however, that none of the Options granted under this Plan shall be accelerated to a date less than six months after the Option Date of such Option. To the extent that any Option granted under this Plan is not exercised prior to (i) dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section
3.2 can be) made for the payment, assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event. If a Change in Control Event under Section 5.1(c)(i), (ii) or (iii) has occurred but the shareholder approved transaction is abandoned or terminated, the acceleration with respect to the Options outstanding on the date of such abandonment or termination shall be rescinded.

                 3.4      Compliance with Laws.

                 This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock, and/or of other securities or property pursuant to Section 3.2, under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal tax and securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person












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acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation, as the Corporation may deem necessary or desirable to assure such compliance.

                 3.5 Plan Amendment, Stockholder Approval and Suspension; Changes in Outstanding Options.

                 (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

                 (b) Stockholder Approval. To the extent required by law or the provisions of Rule 16b-3 (whether to assure disinterested administration of other plans or to assure the exempt status of transactions under this Plan intended to qualify for exemption by virtue of stockholder approval), any amendment to this Plan or any then outstanding Option shall be subject to stockholder approval.

                 (c) Limitations on Amendments to Plan and Options. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by
Section 3.2 shall not be deemed to constitute changes or amendments for purposes of this Section 3.5. If and for so long as the Corporation is a Public Company, the provisions of this Plan shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3 (or any successor provision).

                 3.6      Privileges of Stock Ownership.

                 Except as otherwise expressly authorized by this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Director Shares prior to the satisfaction of all conditions to the valid exercise of the Option.

                 3.7      Effective Date of Plan.

                 This Plan shall be effective as of the date of its approval by the Board and the requisite majority of stockholders of the Corporation.












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                 3.8      Term of Plan.

                 No Option shall be granted more than five (5) years after the effective date of this Plan. Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and this Plan shall continue to apply thereto.

                 3.9      Legal Issues.

                 (a) Choice of Law. This Plan, the Options, all documents evidencing Options and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

                 (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                 (c) Plan Construction. It is the intent of the Corporation that this Plan and Options hereunder satisfy and be interpreted in a manner that in the case of persons who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act, will not be subjected to avoidable liability thereunder, and will be Disinterested for purposes of administration of other discretionary plans of the Corporation or its affiliates. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be disregarded.

                 (d) Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board to grant awards or authorize any other compensation under any other plan or authority.


ARTICLE 4. RESTRICTIONS ON TRANSFER AND VOTING

                 4.1      Restrictions on Transfer.

                 (a) No Transferability of Options. No Option shall be transferrable by the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability, the Participant's Personal Representative, if any, or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation), except by will or the laws of descent and distribution, or pursuant to a qualified domestic





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relations order as defined under the Code.  Any attempted transfer in violation of these provisions shall be void and the Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited hereby. The designation of a Beneficiary to receive a Director's benefits or rights under outstanding Options in the event of such Director's death shall not constitute a transfer for these purposes. Notwithstanding the foregoing, if and for so long as the Corporation is a Public Company, the Committee may permit the transfer of an Option in a particular case if to do so will not compromise the status of this Plan (or of the subject Options (without the holder's consent) or of other Options) under Rule 16b-3 or the disinterested administration of any of the Corporation's other stock incentive plans that are subject to
Section 16 of the Exchange Act.


ARTICLE 5.  MISCELLANEOUS

                 5.1      Definitions.

                 (a) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the benefits specified in the Option Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

                 (b) "Board" shall mean the Board of Directors of the Corporation or, with respect to administrative matters (as distinguished from Plan amendments, suspension, or termination), any duly authorized Committee of members of the Board designated to administer this Plan.

                 (c) "Change in Control Event" shall mean the occurrence of any of the following: (i) approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation; (ii) approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation); (iii) approval by the stockholders of the





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Corporation of the sale, lease, conveyance or other disposition of all or substantially all of the Corporation's business and/or assets to a person or entity which is not a wholly-owned subsidiary of the Corporation; (iv) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the outstanding shares of Common Stock of the Corporation at the time of the effectiveness of this Plan (or an affiliate, successor, heir, descendent or related party of or to any such person), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 25% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or (v) a majority of the Board of Directors of the Corporation not being comprised of Continuing Directors. For purposes of this clause, "Continuing Directors" are persons who were (A) members of the Board of Directors of the Corporation at the time of adoption of this Plan or (B) nominated for election or elected to the Board of Directors of the Corporation with the affirmative vote of at least a majority of the directors who were Continuing Directors at the time of such nomination or election.

                 (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 (e) "Commission" shall mean the Securities and Exchange Commission.

                 (f) "Committee" shall mean the Board as a whole or a committee appointed by the Board to administer this Plan, comprised of two or more directors or such greater number of directors as may be required under applicable law.

                 (g) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under
Section 3.2 of this Plan.

                 (h) "Corporation" shall mean International Aircraft Investors, a California corporation, and its successors.

                 (i) "Director Shareholder" shall mean a member of the Board of Directors who acquires shares upon exercise of an Option granted under this Plan or, if the Director Shareholder has died, the Director Shareholder's Beneficiary or, if the Director Shareholder has suffered a Total Disability, the Director Shareholder's Personal Representative.

                 (j) "Director Shares" shall mean the shares of Common Stock acquired upon exercise of any Option under this Plan by a





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
Participant (or, in the event of the Participant's death or Total Disability, his Beneficiary or Personal Representative, as applicable).

                 (k) "Disinterested" shall mean disinterested for purposes of satisfying the disinterested administration requirements of Rule 16b-3.

                 (l) "Eligible Director" shall mean a member of the Board of Directors of the Corporation who as of the applicable date of grant is not
(1) an officer or employee of the Corporation or any subsidiary; or (2) a person to whom equity securities of the Corporation or an affiliate have been granted or awarded within the prior year, under or pursuant to any other plan of the Corporation or an affiliate (except this Plan or any other formula or ongoing securities acquisition plan, the participation in which does not compromise the disinterested administration of any other such plan under Rule 16b-3) that provides for the grant or award of equity securities.

                 (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                 (n)      "Fair Market Value" on any specified date shall mean
:

                          (i) if the Corporation is a Public Company:  (A) if
                 the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (B) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (C) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

                          (ii) if the Corporation is not a Public Company or
                 the NASD or a similar organization does





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                 not furnish the mean between the bid and asked prices for the
                 Common Stock on such date, the fair value of the Common Stock as of the date of determination, on a consolidated, fully diluted basis assuming the exercise of all outstanding options and rights (whether or not vested), in good faith by the members of the Board who are not eligible to participate in this Plan or by the Committee, based on the most recent available quarterly financial statements of the Corporation and such other factors (including but not limited to the liquidity of the Common Stock (and recent trading if any therein), material developments subsequent to the end of the period covered by such financial statements, and industry and general economic developments) as the determining body may deem relevant for such purposes.

                 (o) "Option" shall mean an option to purchase Common Stock authorized and granted under this Plan.

                 (p) "Option Agreement" shall mean an agreement substantially in the form of Exhibit A, completed in the manner required by this Plan and executed on behalf of the Corporation by an executive officer of the Corporation.

                 (q) "Option Date" shall mean the applicable date set forth in Article 2.

                 (r) "Participant" shall mean an Eligible Director who has been granted an Option under the provisions of this Plan (including in respect of any outstanding Options only, a person who is not eligible for additional Options).

                 (s) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

                 (t) "Plan" shall mean this 1995 Eligible Directors Stock Option Plan, as hereby amended.

                 (u) "Public Company" shall mean a corporation, a class of the equity securities of which is registered under Section 12 of the Exchange Act.

                 (v) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

                 (w)  "Share" shall have the meaning ascribed to such term in
Section 4.1 hereof.





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

                 (x) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                 (y) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

                 5.2  Notices.

                 Notices sent to the Corporation shall be sent to its principal executive office (Attention: Corporate Secretary). Notices sent to an Optionee or Participant shall be sent to his or her most recent address as set forth in the Corporation's records.

                                   EXHIBIT A


                        INTERNATIONAL AIRCRAFT INVESTORS

                               ELIGIBLE DIRECTOR

                      NON-QUALIFIED STOCK OPTION AGREEMENT



                 THIS AGREEMENT dated as of the _____ day of _____________, ____, between International Aircraft Investors, a California corporation (the "Corporation"), and ________________ (the "Director"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the 1997 Eligible Directors Stock Option Plan (the "Plan").

                              W I T N E S S E T H

                 WHEREAS, the Corporation has adopted and the shareholders of the Corporation have approved the Plan.

                 WHEREAS, pursuant to Section 2.1 of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code.

                 NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein, as required by the terms of the Plan.

                 1. Option Grant. This Agreement evidences the grant to the Director, as of ___________, ____ (the "Option Date"), of an Option to purchase an aggregate of ___________ shares of Common Stock, par value $.01 per share, under Section 2.1 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan and the limitations set forth in the Plan.

                 2. Exercise Price. The Option entitles the Director to purchase (subject to the terms of this Agreement and the Plan), all or any part of the Option shares at a price per share of $________, which amount represents the Fair Market Value of the shares on the Option Date.

                 3. Option Exercisability and Term. The Option shall first become and remain exercisable as to one-third of the number of shares in
Section 1 on the first anniversary of the Option Date and as to an additional one-third of the number of shares in Section 1 on each of the next two anniversaries thereof, subject to adjustments under Section 3.2 of the Plan and to acceleration under Section 3.3 of the Plan. The Option shall terminate on the day before the fifth anniversary of the Option Date, unless earlier terminated in accordance with the terms of Sections 2.4 and 3.2 of the Plan.

                 4. Service and Effect of Termination of Service. The Director agrees to serve as a director in accordance with the provisions of the Corporation's Articles of Incorporation, bylaws and applicable law. If the Director's services as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 2.4 of the Plan.

                 5. General Terms. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, all of the provisions of the Plan. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading and understanding its terms and provisions.

                 6. Nontransferability of Option. This Option shall be non-transferable (except in the limited circumstances set forth in Section 4.1(a) of the Plan) and shall be exercisable only by the Director. The grant of the Option is intended to constitute an exempt transaction under Rule 16b-3 which does not adversely affect the disinterested administration of any of the Corporation's other stock incentive plans subject to Section 16 of the Exchange Act and any provisions required to effect that result shall be deemed incorporated herein by this reference.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        INTERNATIONAL AIRCRAFT INVESTORS
                                        (a California corporation)


                                        By ____________________________________

                                        Title _________________________________


                                        DIRECTOR


                                        _______________________________________
                                        (Signature)

                                        _______________________________________
                                        (Print Name)

                                        _______________________________________
                                        (Address)

                                        _______________________________________
                                        (City, State, Zip Code)

_______________________________________________________________________________

                                SPOUSAL CONSENT
_______________________________________________________________________________





                 In consideration of the execution of the foregoing Stock Option Agreement by International Aircraft Investors, I, ____________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.


DATED: _____________, 19__.


                                                _______________________________
                                                Signature of Spouse

                      CALIFORNIA-BASED OPTIONEE STATEMENT

                         REPRESENTATION RE OPTION AWARD



The undersigned recipient ("Optionee") of an Option under the International Aircraft Investors 1997 Eligible Directors Stock Option Plan (the "Plan"), evidenced by an Option Agreement dated as of __________, ____, hereby represents, for purposes of California Corporations Code Section 25102(f) and otherwise, that Optionee is acquiring the Option (and thus may be deemed to be thereby acquiring the underlying shares) for Optionee's own account, for investment and not with a view to or for sale of the Option or such shares in connection with any distribution.

Optionee acknowledges and agrees that the Option is essentially non-transferable under any circumstances as provided in Section 4.1 of the Plan and that unless the issuance of the shares is registered under the Securities Act of 1933 prior to exercise, the shares will be subject to substantial restrictions on transfer.


Executed as of the ____ day of ________________, ____.




                                                  ______________________________
                                                                (Signature)

                                                  ______________________________
                                                               (Print Name)